Exhibit 10.13

FORM OF FIRST AMENDMENT TO
MANAGEMENT STOCKHOLDERS AGREEMENT

FIRST AMENDMENT TO THE MANAGEMENT STOCKHOLDERS AGREEMENT (this “Amendment”), dated as of December 20, 2007, among MYR Group Inc. (the “Company”) and signatories party hereto.

W I T N E S S E T H:

WHEREAS, the parties hereto have entered into a Management Stockholders Agreement, dated March 10, 2006 (the “MSA”), among the Company and the parties signatory thereto, as amended and supplemented by the Addendum thereto, dated as of June 20, 2007, in order to set forth their understandings regarding their continuing ownership of the Company and regarding certain of the Company’s continuing operations;

WHEREAS, in connection with the proposed offering of common stock by the Company to certain investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Offering”), the Company desires to amend the MSA in order to, among other things, eliminate the requirement that it redeem Common Stock owned by a Management Stockholder upon the termination of such Management Stockholder’s employment with the Company and to amend the registration rights provided in the MSA;

WHEREAS, as consideration for executing this Amendment, the Company has provided the Management Stockholders with certain benefits, including the acceleration of the time vesting requirements with respect to Options held by each Management Stockholder and redemption of up to 10% of the Shares owned by each Management Stockholder and up to 25% of the stock underlying Options held by each Management Stockholder upon the consummation of the Offering;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each of the signatories party hereto mutually agree as follows:

1.             CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the MSA.

2.             ELIMINATION OF RIGHT OF FIRST REFUSAL. Section 2.5 of the MSA is hereby deleted in its entirety from the MSA and shall have no further force or effect whatsoever.

3.             ELIMINATION OF DRAG ALONG RIGHTS.  Section 2.6 of the MSA is hereby deleted in its entirety from the MSA and shall have no further force or effect whatsoever.

4.             ELIMINATION OF COMPANY REDEMPTION OBLIGATION.  Section 2.7 of the MSA is hereby deleted in its entirety from the MSA and shall have no further force or effect whatsoever.

5.             PIGGYBACK REGISTRATION.  The MSA is hereby amended by deleting Section 3.1 in its entirety from the MSA and replacing such deleted text with the following:

                3.1          Piggyback Registration.  Subject to the terms of this Agreement, in the event the Company chooses to Register any of its Common Stock other than a Registration in connection with an initial public offering by the Company, prior to the date 10 years after the date of this Agreement, on a form that is suitable for a Registration involving Registrable Securities, the Company will: (i) promptly give each Management Stockholder written notice (the “Company Notice”) thereof, and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities specified in a written request delivered to the Company by any Management Stockholder within 15 days after deliver of the Company Notice.  Notwithstanding the foregoing, in the event that the Company chooses to Register any of its Common Stock in connection with an underwritten offering of such Common Stock, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and the managing underwriter of such offering shall advise the Company that, in its judgment, the number of shares of Common Stock proposed to be included in such offering should be limited, then the Company will promptly advise each such Management Stockholder requesting inclusion of their Registrable Securities in such Registration thereof, and the shares of Common Stock to be included in such Registration shall be allocated first, to the Company and second, to each of the Management Stockholders requesting inclusion of their Registrable Securities in such Registration on a pro rata basis based upon the number of Registrable Securities requested to be Registered by each such Management Stockholder.

6.             CONSTRUCTION.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

7.             COUNTERPARTS.  This Amendment may be executed in various counterparts which together shall constitute one and the same instrument.

8.             CAPTIONS.  The captions included in this Amendment are included solely for convenience of reference and are not to be considered a part of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYR GROUP INC.

By:	/s/ WILLIAM A. KOERTNER
	Name:	William A. Koertner
	Title:	President and Chief Executive Officer

MYR GROUP HOLDINGS, LLC

By:	/s/ DANIEL R. REVERS
	Name:	Daniel R. Revers
	Title:	Managing Partner of ArcLight Capital Holdings, L.L.C., Manager of ArcLight PEF GP II, LLC, General Partner of ArcLight Energy Partners Fund II, LP, sole member and manager of MYR Group Holdings, LLC

MYR GROUP HOLDINGS II, LLC

By:	/s/ DANIEL R. REVERS
	Name:	Daniel R. Revers
	Title:	Managing Partner of ArcLight Capital Holdings, L.L.C., Manager of ArcLight PEF GP II, LLC, General Partner of ArcLight Energy Partners Fund II, LP, sole member and manager of MYR Group Holdings, LLC

[MANAGEMENT STOCKHOLDER]

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